Exhibit (10)(a)  Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-77605 of Allstate Financial Advisors Seperate Account I of Allstate Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Allstate Financial Advisors Seperate Account I, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Financial Advisors Seperate Account I of Allstate Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
April 28, 2000


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Exhibit (10)(b) Consent of Freedman, Levy, Kroll & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-77605).


                                    /s/  Freedman, Levy, Kroll & Simonds
                                    FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 28, 2000